SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                          -------------

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


                          June 11, 1999
        Date of Report (Date of earliest event reported)



                   Supertel Hospitality, Inc.
     (Exact name of registrant as specified in its charter)


         Delaware               0-23536           47-0774097
     (State or other          (Commission       (IRS Employer
     jurisdiction of          File Number)    Identification No.)
     incorporation)


     309 North 5th Street, Norfolk, Nebraska        68701
     (Address of principal executive offices)     (Zip Code)



                Registrant's telephone number, including area code
                               (402) 371-2520

Item 5.   OTHER EVENTS.

     On June 11, 1999, Supertel Hospitality, Inc. ("Supertel") and Humphrey Hospitality Trust, Inc. issued a press release announcing that the companies had executed an Agreement and Plan of Merger, whereby Supertel will merge with and into Humphrey Hospitality. The press release and Agreement and Plan of Merger are filed hereto as exhibits.

Item 7.   Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 99.1      Press Release dated June 11, 1999

                  Exhibit 99.2      Agreement and Plan of Merger

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SUPERTEL HOSPITALITY, INC.



June 11, 1999                             By:  /s/ Paul Schulte
                                             --------------------------
                                               Paul Schulte
                                               President and
                                               Chief Executive Officer